UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2010

Kellogg Company

(Exact name of Registrant as specified in its charter)

Delaware	1-4171	38-0710690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kellogg Square Battle Creek, Michigan 49016-3599

(Address of Principal executive offices, including Zip Code)

(269) 961-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	On April 23, 2010, Kellogg Company held its Annual Meeting of Shareowners.

(b)	Dr. Benjamin S. Carson, Sr., Gordon Gund, Dorothy A. Johnson, and Ann McLaughlin Korologos were re-elected for a three-year term.

Three matters were voted on at the 2010 Annual Meeting: the re-election of the four directors described in (b) above; the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2010; and a Shareowner proposal to adopt simple majority vote. The final results of voting on each of the matters submitted to a vote of Shareowners are as follows.

1. Election of Directors	For	Withheld	Broker Non-Votes
Benjamin Carson	300,963,626	3,195,050	27,492,624
Gordon Gund	300,385,968	3,772,708	27,492,624
Dorothy Johnson	301,770,028	2,388,648	27,492,624
Ann McLaughlin Korologos	294,982,045	9,176,631	27,492,624

	For	Against	Abstentions

2. Ratification of independent registered public accounting firm	328,969,268	2,374,009	308,023

	For	Against	Abstentions	Broker Non-Votes

3. Shareowner proposal to adopt simple majority vote	141,005,073	162,231,611	921,992	27,492,624

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KELLOGG COMPANY

/s/ Gary H. Pilnick
Date: April 28, 2010	Name:	Gary H. Pilnick
	Title:	Senior Vice President, General Counsel, Corporate Development and Secretary

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